------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                               -------------------

                     Information required in Proxy Statement
                            SCHEDULE 14A INFORMATION

                               -------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
    [ ] Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [x] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                            DLJ HIGH YIELD BOND FUND
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                               -------------------

Payment of Filing Fee (Check the appropriate box):
    [x] No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

       (1) Title of each class of securities to which transaction applies:

           --------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

           --------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

           --------------------------------------------------------------------

       (5) Total fee paid:

           --------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid: ___________________
        (2) Form, Schedule or Registration Statement No.: ___________________
        (3) Filing Party: ___________________
        (4) Date Filed: ___________________

-------------------------------------------------------------------------------
1

                            DLJ HIGH YIELD BOND FUND
                                 277 Park Avenue
                            New York, New York 10172
                                 (888) 649-5711

                               -------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on July 17, 2000
                               -------------------


To our Shareholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of DLJ HIGH YIELD BOND FUND (the "Fund"), will be held on Monday, July 17, 2000, at 10:00 a.m., eastern time, at 277 Park Avenue, 24th Floor, New York, New York. The following proposals will be voted on at the Meeting:

        1. To elect four Trustees of the Fund (Proposal No. 1); and

        2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending October 31, 2000 (Proposal No. 2); and

        3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

    These items are discussed in greater detail in the attached Proxy Statement.

    Only shareholders of record at the close of business on May 19, 2000 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                             MARTIN JAFFE
                                             Secretary

Dated: June 12, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                            DLJ HIGH YIELD BOND FUND
                                 277 Park Avenue
                            New York, New York 10172
                                 (888) 649-5711
                           --------------------------
                                 PROXY STATEMENT
                           --------------------------
    This Proxy Statement is furnished by the Board of Trustees of DLJ High Yield Bond Fund (the 'Fund') in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders (the 'Meeting') to be held on Monday, July 17, 2000 at 10:00 a.m., eastern time, at 277 Park Avenue, 24th Floor, New York, New York. The purpose of the Meeting and the proposals to be voted on are set forth in the accompanying Notice of Annual Meeting of Shareholders.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted 'FOR' Proposal Nos. 1 and 2. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. THE FUND'S MOST RECENT ANNUAL REPORT IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUND AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-225-8011.

    In the event a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

    The close of business on May 19, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 45,452,845.929 common shares of beneficial interest outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to shareholders on or about June 12, 2000.

    The expense of solicitation will be borne by the Fund and DLJ Asset Management Group, Inc. (referred to herein as 'DLJAM') and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications. If necessary, the solicitation of proxies may include communications by employees of a proxy solicitation firm to be engaged by the Fund.

    The date of this Proxy Statement is June 12, 2000.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and help avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Each joint owner should sign personally.

    3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:



                 Registration                   Valid Signature

----------------------------------------------  ----------------------------
Corporate Accounts

(1) ABC Corp..................................  John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer.........  John Doe, Treasurer
(3) ABC Corp. Profit Sharing Plan.............  John Doe, Trustee

Trust Accounts

(1) ABC Trust.................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78.......  Jane B. Doe, Trustee

Custodian or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith,
    Jr. UGMA..................................  John B. Smith

(2) Estate of John B. Smith...................  John B. Smith, Jr., Executor


                            ELECTION OF FOUR TRUSTEES
                                (Proposal No. 1)

    The first proposal to be considered at the Meeting is the election of four Trustees of the Fund. Pursuant to the Fund's Agreement and Declaration of Trust, the Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of one class will expire. The Board currently consists of four members: Wilmot H. Kidd, Martin Jaffe, G. Moffett Cochran and Robert E. Fischer, each of whom was re-elected as a Trustee on May 20, 1999. Wilmot H. Kidd, III, Peter F. Krogh and John F. Sheehan are each being nominated to serve as Class I Trustees of the Fund for a three year term to expire at the Fund's 2003 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Stig Host is being nominated to serve as a Class II Trustee of the Fund for a one year term to expire at the Fund's 2001 Annual Meeting of shareholders or until his successor is duly elected and qualified.

    As nominees for election to the Board, the proposed new Class I and Class II Trustees have consented to be named in this Proxy Statement and to serve as Trustees if elected. The Board of Trustees has no reason to believe that the Class I or Class II Trustees will become unavailable for election as Trustees, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Trustees may recommend.

    The Trustees and Officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Trustees, their positions with certain international organizations and publicly-held companies.



                                                                                                        Shares of
                                                                                                        the Fund
                                                                                                        Beneficially
                                    First                                                               Owned
                                    Became                                                              as of
Name, Age, Position with            Trustee/  Term       Principal Occupations and                      May 19,
Fund, and Address                   Officer   Expiring   Other Affiliations                             2000**         Percent
------------------------            --------  --------  ---------------------                           ------------   -------

G. Moffett Cochran*  49             1998      2002       Chairman of DLJ                                1,803.000        ***
  Class III Trustee                                      Asset Management Group, Inc. ('DLJAM')
  Chairman of the Board,                                 with which he has been associated since
    President                                            prior to 1993; formerly Senior Vice
  277 Park Avenue                                        President with Bessemer Trust
  New York, NY  10172                                    Companies.

Robert E. Fischer    69             1998      2002       Partner at the law firm of Wolf, Block,        9,787.746        ***
  Class III Trustee                                      Schorr and Solis-Cohen LLP (or its
  250 Park Avenue                                        predecessor firm), since prior to 1993.
  Suite 1000
  New York, NY 10107

Stig Host            73             2000      2001       Oil company executive; Member of Boards-         270.600        ***
  The Corinthian, Suite 312                              International Energy Corp.,
  345 E. 37th Street                                     International Marine Sales, Inc.,
  New York, NY 10016                                     Kriti Exploration Inc., Kriti
                                                         Properties and Devel. Corp.,
                                                         Alliance International Fund,
                                                         DLJ Winthrop Focus Funds,
                                                         Alliance New Europe Fund,
                                                         Alliance All Asia Investment Fund,
                                                         Alexander Host Foundation, American
                                                         Scandinavian Foundation.

Martin Jaffe*        53             1998      2001       Chief Operating Officer of DLJAM, with         9,871.176        ***
  Class II Trustee, Vice President,                      which he has been associated since
    Secretary & Treasurer                                prior to 1993.
  277 Park Avenue
  New York, NY 10172

Wilmot H. Kidd, III  58             1998      2003       President of Central Securities                2,500.000        ***
  Class I Trustee                                        Corporation, since prior to 1993.
  375 Park Avenue
  New York, NY 10112

Peter F. Krogh       63             2000      2003       Dean Emeritus and Distinguished                        0        ***
  301 ICC                                                Professor of International Affairs
  Georgetown University                                  at the Edmund A Walsh School of Foreign
  Washington, DC  20057                                  Service, Georgetown University; Moderator
                                                         of PBS foreign affairs television series;
                                                         Member of Board of The Carlisle Companies
                                                         Inc., and DLJ Winthrop Focus Funds. Member
                                                         of Selection Committee for Harry Truman
                                                         Scholars and Henry Luce Scholars. Senior
                                                         Associate of Center for Stategic and
                                                         International Studies; Trustee of numerous
                                                         world affairs organizations.



John J. Sheehan      69             2000      2003       Owns Consulting firm; Former                           0        ***
  Trustee                                                President and CEO of National Computer
  4 Bennington Place                                     Analysts, Inc., Principal negotiator for
  Newtown, PA 18940                                      NCA, Director of National Accounts for
                                                         large financial institutions group;
                                                         Trustee of DLJ Focus Funds.

Brian A. Kammerer    42             1998                 Senior Vice-President of DLJAM                 1,021.698        ***
  Vice President                                         with which he has been associated
  277 Park Avenue                                        since prior to 1993.
  New York, NY 10172

Michael A. Snyder    37             1998                 Managing Director and Director of High         2,154.545        ***
  Vice President                                         Yield Investments since October, 1998;
  277 Park Avenue                                        formerly Managing Director and head of
  New York, NY 10172                                     High Yield Investments at Bear Stearns
                                                         Asset Management, Inc. from June 1997
                                                         to September 1998; formerly associated
                                                         with Prudential Investments as Vice-
                                                         President and High Yield Portfolio
                                                         Manager from 1993 to June 1997.

Catherine M. Nolan   39             1998                 Senior Vice President with                     1,077.931        ***
  Vice President                                         DLJAM with which she has been associated
  277 Park Avenue                                        with since October 1998; formerly an
  New York, NY 10172                                     Associate Director and High Yield
                                                         Credit Analyst at Bear Stearns Asset
                                                         Management, Inc.; formerly Vice
                                                         President with The Prudential Insurance
                                                         Company of America since prior to 1993.

Vance P. Shaw        39             1998                 Senior Vice President with DLJAM                1,140.79        ***
  Vice President                                         with which he has been associated
  277 Park Avenue                                        since July 1998; formerly
  New York, NY 10172                                     Director of High Yield Bond Research at
                                                         Scotia Capital Markets from 1995 to
                                                         1998; formerly associated with Lehman
                                                         Brothers, Inc. since prior to 1993.

All Trustees and Officers
  as a group                                                                                                             ***

  -----------

  * 'Interested' Trustee within the meaning of the Investment Company Act of 1940, as amended (the '1940 Act'). Messrs. Cochran and Jaffe are 'interested' Trustees because of their affiliation with DLJ Asset Management Group, Inc. which acts as the Fund's investment adviser.

 ** This information has been furnished by each Trustee and Officer.

*** Less than 1%.
                             -------------------

    There was one annual meeting of shareholders, four regular meetings and one special meeting of the Board of Trustees held during the fiscal year ended October 31, 1999. Each Trustee, except for Mr. Waller, who is not being reelected, attended each meeting of the Board. Aggregate fees (exclusive of reimbursed expenses) paid to the Board of Trustees for the fiscal year ended October 31, 1999 were $33,000.

    The Board of Trustees has an Audit Committee. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund's financial statements. The members of the Audit Committee are Messrs.

Fischer and Kidd. Each member of the Audit Committee is a 'non-interested' Trustee. The Audit Committee met two times during the fiscal year ended October 31, 1999. At the present time, the Board of Trustees has no nominating committee, or other committee performing similar functions. There is an Executive Committee consisting of Messrs. Cochran and Jaffe. The Executive Committee is authorized to act for the entire Board between meetings thereof, to the extent permitted under the Agreement and Declaration of Trust of the Trust and applicable law. The Executive Committee did not meet during the fiscal year ended October 31, 1999.

    The following table sets forth certain information regarding the compensation of the Fund's Trustees and Officers. During the fiscal year ended October 31, 1999, the Fund paid each of its Trustees who is not an interested trustee, officer, or employee of the Fund's investment adviser or any affiliate thereof a meeting fee of $2,000 plus $1,000 for each meeting of a committee of the Board attended in person or via telephone and any shareholder meeting attended in person not held on the same day as a meeting of the Board. Each Trustee is reimbursed for travel and certain out-of-pocket expenses. No Trustee received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 1999.

                              COMPENSATION TABLE
                                   for the
                      Fiscal Year Ended October 31, 1999


                                                          Pension or
                                                          Retirement    Estimated
                                                           Benefits      Annual           Total
                                          Aggregate       Accrued as    Benefits     Compensation
                                      Compensation From   Part of Fund    upon       From the Fund
     Name of Person and Position          the Fund         Expenses     Retirement  Paid to Trustees
------------------------------------    ------------      ------------  ----------  -----------------

 G. Moffett Cochran*................      $     0               0           N/A         $     0
  Chairman of the Board
Robert E. Fischer...................      $12,000               0           N/A         $12,000
  Trustee
Martin Jaffe*.......................      $     0               0           N/A         $     0
  Trustee
Wilmot H. Kidd, III.................      $12,000               0           N/A         $12,000
  Trustee
John W. Waller, III.................      $ 9,000               0           N/A         $ 9,000
  Former Trustee
----------------------------------

*Interested Trustee.

Required Vote

    In the election of the Trustees of the Fund, the seven candidates receiving the highest number of votes cast at the Meeting, if a quorum is present, shall be elected.

                THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT
                         YOU VOTE 'FOR' PROPOSAL NO. 1.

              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
                                (Proposal No. 2)

    A majority of the Trustees who are not 'interested' Trustees of the Fund (as defined in the 1940 Act) has recommended that shareholders approve Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending October 31, 2000. The approval of the independent auditors is to be voted on at the Meeting and it is intended that the persons named in the accompanying Proxy Statement will vote 'FOR' ratification of the selection of Ernst & Young LLP. Ernst & Young LLP has advised the Fund that, to the best of its knowledge and belief, as of the record date, no Ernst & Young LLP professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that a representative of Ernst & Young LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

    The Board's policy regarding engaging independent auditors' services is that management may engage the Fund's principal independent auditors to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent auditors prior to their being rendered. The Board of Trustees also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent auditors.

Required Vote

    Ratification of the selection of Ernst & Young LLP as independent auditors requires the affirmative vote of a majority of the votes cast by holders of shares of the Fund represented at the meeting if a quorum is present.

         THE BOARD OF TRUSTEES, INCLUDING THE 'NON-INTERESTED' TRUSTEES OF THE FUND, RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL NO. 2.

                             ADDITIONAL INFORMATION

Investment Adviser and Administrator

    The offices of DLJ Asset Management Group, Inc. are located at 277 Park Avenue, New York, New York 10172.

    PFPC Inc. located at 3200 Horizon Drive, King of Prussia, PA 19406, provides administration services to the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of May 19, 2000, no shareholder held 5% or more of the Fund's shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 and Rule 30f-1 under the 1940 Act require that the Fund's Trustees and Officers, certain persons affiliated with the Investment Adviser and persons who own more than 10% of a registered class of the Fund's securities file reports of ownership and changes of ownership with the Securities and Exchange Commission and to furnish copies of such reports to the Fund. Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that all such filing requirements applicable to such persons were complied with during the Fund's fiscal year ending October 31, 1999.

                        BROKER NON-VOTES AND ABSTENTIONS

    A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker 'non-vote' (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, 'abstentions') will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Delaware law, abstentions do not constitute a vote 'for' or 'against' a matter and will be disregarded in determining the 'votes cast' on an issue. The election of Trustees (Proposal 1) requires that each successful candidate receives the highest amount of votes cast at the Meeting; therefore, abstentions will be disregarded. The ratification of independent auditors (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded in determining the vote cast on the Proposal.

                                  OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                              SHAREHOLDER PROPOSALS

    A shareholder's proposal intended to be presented at the Fund's Annual Meeting of Shareholders in 2001 must be received by the Fund on or before December 25, 2000 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                                     MARTIN JAFFE
                                                     Secretary



Dated: June 12, 2000

    Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                    APPENDIX 1

                                      PROXY

                            DLJ HIGH YIELD BOND FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Brian A. Kammerer and Jill Kopin (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders (the "Meeting") of DLJ High Yield Bond Fund (the "Fund") to be held at 277 Park Avenue, 24th Floor, New York, New York at 10:00 a.m., eastern time on Monday, July 17, 2000, and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, including any adjournment(s) or postponement(s) necessary to obtain requisite quorums and/or approvals. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTIONS TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1 AND 2.

Proposal No. 1.   Election of Trustees


         NOMINEE:  Stig Host - Class II

         [    ] FOR                         [    ] WITHHELD

         NOMINEE:  Wilmot H. Kidd, III - Class I

         [    ] FOR                         [    ] WITHHELD

         NOMINEE:  Peter F. Krogh -  Class I

         [    ] FOR                         [    ] WITHHELD

         NOMINEE:  John J. Sheehan - Class I

         [    ] FOR                         [    ] WITHHELD



Proposal No. 2.    Ratification of the selection of Ernst & Young LLP as
                   the Fund's independent auditors for the fiscal year ending October 31, 2000

         [    ] FOR                 [    ] AGAINST            [    ] ABSTAIN



THIS PROXY IS SOLICITED AND PROPOSED BY THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL NOS. 1 AND 2.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                              -------------------------------------------------

                              -------------------------------------------------
                              Please sign above exactly as your name(s) appear(s) hereon. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                              -------------------, 2000
                                (Please Date)




                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'